Exhibit 99.906 CERT

Certification Under Section 906

Of the Sarbanes-Oxley Act Of 2002

Stephen Gouthro, President and Chief Executive Officer (Principal Executive Officer) of Mercer Funds (the “Registrant”), certifies to the best of his knowledge that:

1.

The Registrant’s periodic report on Form N-CSR for the year ended March 31, 2026, (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Stephen Gouthro
Stephen Gouthro
President and Chief Executive Officer
(Principal Executive Officer)
Mercer Funds

Date: May 26, 2026

This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Exhibit 99.906 CERT

Certification Under Section 906

Of the Sarbanes-Oxley Act Of 2002

Frederick Keyo, Vice President, Assistant Treasurer and Chief Financial Officer of Mercer Funds (the “Registrant”), certifies to the best of his knowledge that:

1

The Registrant’s periodic report on Form N-CSR for the period ended March 31, 2026, the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2	The information contained in Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Frederick Keyo

Frederick Keyo

Vice President, Assistant Treasurer and Chief Financial Officer

Mercer Funds

Date: May 26, 2026

This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C Section 1350 and is not being filed as part of the Form N-CSR with the Commission.